UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2014

PEREGRINE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in charter)

Delaware	001-35623	86-0652659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9380 Carroll Park Drive
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 731-9400

______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On November 10, 2014, Peregrine Semiconductor Corporation (“Peregrine,” the “Company” or “we”) entered into a memorandum of understanding (the “MOU”) with plaintiffs and other named defendants regarding the settlement of a number of putative class action lawsuits filed in the Delaware Chancery Court (the “Court”), as well as the settlement of all related claims that were or could have been asserted in other actions, in response to the announcement of the execution of an Agreement and Plan of Merger, dated as of August 22, 2014 (the “Merger Agreement”), by and between Peregrine, Murata Electronics North America Ltd. (“Murata”) and PJ Falcon Acquisition Company, Ltd., a wholly-owned subsidiary of Murata. Pursuant to the Merger Agreement, Peregrine will become a wholly owned subsidiary of Murata (the “Merger”).
As described in further detail in the definitive proxy statement filed on October 16, 2014 (the “Proxy Statement”), purported stockholders of Peregrine filed class action lawsuits in the Court which were consolidated as In re Peregrine Semiconductor Corp. Shareholders Litig., Consolidated, C.A. No. 10119-CB (the “Delaware Lawsuits”). The Delaware Lawsuits name Peregrine, its directors, Murata and PJ Falcon Acquisition Company, Ltd. as defendants.
Under the terms of the MOU, Peregrine, the other defendants and the plaintiff have agreed to settle the Delaware Lawsuits and release the defendants from all claims relating to the Merger, subject to approval by the Court. If the Court approves the settlement contemplated by the MOU, the Delaware Lawsuits will be dismissed with prejudice. Pursuant to the terms of the MOU, Peregrine has agreed to make available additional information to its stockholders. The additional information is contained below and should be read in conjunction with the Proxy Statement, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement. In return, the plaintiffs have agreed to dismissal of the Delaware Lawsuits with prejudice and to withdraw all motions filed in connection with the Delaware Lawsuits. If the MOU is finally approved by the Court, it is anticipated that the MOU will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the Merger, the Merger Agreement and any disclosures made in connection therewith. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Court will approve the settlement, even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the MOU may be terminated.
The settlement will not affect the consideration to be paid to Peregrine’s stockholders in connection with the Merger or the timing of the special meeting of Peregrine’s stockholders, which is scheduled for November 19, 2014 in San Diego, California, to consider and vote upon a proposal to approve the Merger Agreement, among other things.
Peregrine and the other defendants have vigorously denied, and continue to vigorously deny, any wrongdoing or liability with respect to the facts and claims asserted, or which could have been asserted, in the Delaware Lawsuits, including that they have committed any violations of law or breach of fiduciary duty, that they have acted improperly in any way, or that they have any liability or owe any damages of any kind to plaintiffs or to the purported class, and specifically deny that any further supplemental disclosure is required under any applicable rule, statute, regulation or law or that the Peregrine directors failed to maximize stockholder value by entering into the Merger Agreement with Murata and PJ Falcon Acquisition Company, Ltd. The settlement contemplated by the MOU is not, and should not be construed as, an admission of wrongdoing or liability by any defendant. However, to avoid the risk of delaying the Merger, and to provide additional information to Peregrine’s stockholders at a time and in a manner that would not cause any delay of the Merger, Peregrine and its directors agreed to the settlement described above. The parties considered it desirable that the action be settled to avoid the substantial burden, expense, risk, inconvenience and distraction of continued litigation and to fully and finally resolve the matter.
Peregrine makes the following supplemental disclosures:

Disclosures in Background to the Merger
In addition to the information disclosed regarding each party with whom we entered into a transactional non-disclosure agreement, we note that the Company did not enter into transactional non-disclosure agreements with Company A, Company C and Company F.
In addition to the information disclosed on page 23 of the Proxy Statement in connection with the retention of our financial advisors on July 22, 2013, we note that our board of directors believed that each of Evercore and Deutsche Bank had complementary contacts and knowledge of likely potential buyers, with Evercore having better contacts at some potential buyers and Deutsche Bank having better contacts at others. Our board of directors also believed that Deutsche Bank was most familiar with the Company given that it had served as the lead underwriter of the Company’s initial public offering.
The second sentence of the information disclosed on page 23 of the Proxy Statement in connection with Dr. Cable’s discussion with Company B on September 10, 2013 is modified to read as follows: The representative of Company B indicated that Company B had extensively analyzed our mobile wireless business and desired to acquire our mobile wireless business.
In addition to the information disclosed on pages 23-24 of the Proxy Statement in connection with the discussion of the formation of the strategic discussions committee on September 18, 2013, we note that our board of directors analyzed each member’s experience and skills in determining that he would be an effective member of the committee. The strategic discussions committee was given the authority on behalf of our board of directors to advise and consult with management in connection with strategic discussions involving the Company, provided that (i) the full board be kept fully informed about all material developments relating to any strategic discussions and (ii) all material decisions relating to any strategic discussions be made by the full board.
In addition to the events disclosed on page 25 of the Proxy Statement, we note that on November 14, 2013, we learned for the first time that the U.S. Department of State, Office of Defense Trade Controls Compliance (USDS) was conducting a review of the Company’s compliance with the Arms Export Control Act (AECA) and the AECA's implementation of International Traffic in Arms Regulations (ITAR).
In addition to the information disclosed on page 25 of the Proxy Statement in connection with our discussions with Company D on March 13, 2014, we note that the Company had a pre-existing business relationship with Company D. In accordance with that relationship, the parties had entered into a mutual non-disclosure agreement on July 25, 2005, which was amended on February 2, 2010.
In addition to the information disclosed on page 25 of the Proxy Statement in connection with the March 24, 2014 meeting of our board of directors, the first sentence is supplemented with additional information (included in a parenthetical at the end of the sentence) to read in its entirety as follows: On March 24, 2014, at a meeting of our board of directors, Dr. Cable provided an update on potential renewed acquisition interest following the introduction of our Global 1 product, the rapidly changing market within which we operate, and strategic alternatives to an acquisition, including potential licensing opportunities or equity investments in our company by strategic partners (including by Murata who had indicated earlier that month that it might be interested in a potential equity investment in us).
In addition to the information disclosed on page 26 of the Proxy Statement in connection with the first paragraph of the description of the April 8, 2014 meeting of our board of directors, we note that our board of directors determined not to solicit acquisition offers from all of the same companies whom we had solicited between July 2013 and December 2013 based on the feedback that we had received from certain of those companies and other changes in the market.

In addition to the information disclosed on page 26 of the Proxy Statement in connection with the second paragraph of the description of the April 8, 2014 meeting of our board of directors, we note that our board of directors analyzed each member’s experience and skills in determining that he would be an effective member of the committee. The strategic discussions committee was given the authority on behalf of our board of directors to advise and consult with management in connection with strategic discussions involving the Company, provided that (i) the full board be kept fully informed about all material developments relating to any strategic discussions and (ii) all material decisions relating to any strategic discussions be made by the full board.
In addition to the information disclosed on page 30 of the Proxy Statement in connection with Company B’s termination of negotiations for the entire company on June 16, 2014, we note that Company B did not express concern to us about the value of our Company in light of the ITAR investigation.  Rather, Company B indicated that it was concerned that acquiring a company under review by the USDS for compliance with ITAR might have a reputational effect that would impact its substantial existing business with the United States government.
In addition to the information disclosed on page 32 of the Proxy Statement in connection with the deductions to Company J’s offer on July 23, 2014, we note that these deductions expressed verbally totaled in the range of $56 million to $78 million with a majority or near majority of the deductions coming from the tax gross up with an ITAR contingency, stranded cost restructuring, litigation reserve and transition costs constituting the rest.
Disclosures in the Summary of Material Financial Analyses of Deutsche Bank and Evercore
The first two sentences of the first paragraph on page 40 of the Proxy Statement are modified to read as follows: At a meeting of our board of directors held on August 21, 2014, Deutsche Bank and Evercore presented jointly prepared financial analyses that were used in connection with rendering their respective opinions described above. In accordance with customary investment banking practice, Deutsche Bank and Evercore employed generally accepted valuation methods in reaching their respective opinions.
The information disclosed on pages 40-41 of the Proxy Statement is hereby supplemented to include the following charts in the discussion of the “Public Trading Comparables Analysis”:
The enterprise value as a multiple of calendar year 2015 estimated revenue is set forth for each of the comparable companies in the following tables:
Selected Wireless Companies

Company	EV/2015E Revenue Multiple
Qualcomm Incorporated	3.4x
Broadcom Corporation	2.5x
Avago Technologies Limited	4.1x
Skyworks Solutions, Inc.	3.8x
TriQuint Semiconductor, Inc.	3.2x
RF Micro Devices, Inc.	2.4x
M/A COM Technology Solutions, Inc.	2.7x

Selected Companies with High Apple/Samsung Concentration

Company	EV/2015E Revenue Multiple
Dialog Semiconductor PLC	1.8x
OmniVision Technologies, Inc.	0.8x
Cirrus Logic, Inc.	1.6x
Himax Technologies, Inc.	1.3x
Silicon Image, Inc.	0.9x
Audience, Inc.	1.0x

Selected HPA Companies

Company	EV/2015E Revenue Multiple
Texas Instruments Incorporated	4.0x
Analog Devices, Inc.	4.9x
NXP Semiconductors N.V.	3.2x
Microchip Technology Inc.	4.8x
Linear Technology, Inc.	6.3x
Maxim Integrated Products, Inc.	3.4x
ON Semiconductor Corporation	1.4x
Microsemi Corporation	2.4x
M/A COM Technology Solutions, Inc.	2.7x
The information disclosed on page 42 of the Proxy Statement is hereby supplemented to include the following chart in the discussion of the “Analysis of Precedent Transactions”:
The multiples for each of the Selected Transactions are set forth in the table below:

Target	Acquirer	Enterprise Value/LTM Revenue
SiGe Semiconductor, Inc.	Skyworks Solutions, Inc.	2.8x
Aeroflex Holding Corp.	Cobham plc	2.3x
Silicon Laboratories, Inc. – Cellular	NXP Semiconductors N.V.	2.0x
Triquint Semiconductor, Inc.	RF Micro Devices, Inc.	1.8x
Amalfi Semiconductor Inc.	RF Micro Devices, Inc.	1.5x
RF Monolithics, Inc.	Murata Electronics North America, Inc.	0.7x

In addition to the information disclosed on page 42 of the Proxy Statement under footnote 1 in the discussion of “Analysis of Precedent Transactions,” we note that Deutsche Bank and Evercore deemed our estimated 2014 revenue the most appropriate figure to use in this analysis as a result of the timing of our entry into the Merger Agreement near the end of the third quarter of 2014.
In addition to the information disclosed on pages 42-43 of the Proxy Statement in connection with the discussion of “Discounted Cash Flow Analyses,” we note that December 31, 2014 was selected as the date of the present values based on the projected consummation of the Merger. Deutsche Bank and Evercore did not consider our estimated cash flows in 2014 in the discounted cash flow analyses because such cash flows would have occurred prior to December 31, 2014. Furthermore, our projected net cash at December 31, 2014 was used in the calculation of the implied present value of our common stock.
Financial Projections
In addition to the information disclosed on page 44 of the Proxy Statement regarding our financial projections, we note that Adjusted Operating Income/(Loss) is derived by subtracting total operating expense from GAAP Gross Profit and then adding back in non-cash compensation expense for stock options. Adjusted Net Income/(Loss) is derived by subtracting estimated taxes and non-operating expenses from Adjusted Operating Income/(Loss).
The information disclosed in the summary of the Projections on page 45 of the Proxy Statement is supplemented to include non-cash compensation expense for stock options for each of the four scenarios as follows:
Projected Financial Information
(dollars in millions)

Scenario 1
	FY2014E	FY2015E	FY2016E	FY2017E	FY2018E
Non-cash Compensation Expense for Stock Options	$7	$7	$6	$5	$5

Scenario 2
	FY2014E	FY2015E	FY2016E	FY2017E	FY2018E
Non-cash Compensation Expense for Stock Options	$7	$7	$6	$5	$5

Scenario 3
	FY2014E	FY2015E	FY2016E	FY2017E	FY2018E
Non-cash Compensation Expense for Stock Options	$7	$7	$7	$7	$6

Scenario 4
	FY2014E	FY2015E	FY2016E	FY2017E	FY2018E
Non-cash Compensation Expense for Stock Options	$7	$8	$9	$10	$10
Disclosures in Certain Litigation
In addition to the information disclosed on page 56 of the Proxy Statement, we note that the USDS is conducting a review of the Company’s compliance with AECA and ITAR. The Company is cooperating fully with the review and, on April 11, 2014, the Company submitted information requested by USDS. The USDS has not responded to date. Based on this review the Company could be subject to continued investigation and potential regulatory consequences related to violations of the AECA ranging from a no-action letter, government oversight of faci lities and export transactions, monetary penalties of up to $500,000 per violation, and in certain cases, debarment from government contracting, denial of export privileges, and criminal penalties. No claims have been asserted and no amounts have been accrued for this contingency in the consolidated financial statements. Furthermore, due to the preliminary nature of the investigation and the USDS review, the Company believes it is not possible to estimate the likelihood of an unfavorable outcome or the possible loss or range of losses in the event of an unfavorable outcome. Responding to this investigation and review is costly and could impose a significant burden on management and employees. The Company may receive unfavorable interim rulings in the course of this review and there can be no assurance that a favorable outcome will ultimately be obtained.
In addition to the information disclosed on page 56 of the Proxy Statement, we note that in California, an amended complaint was filed in the Fenton lawsuit and the parties have entered into a stipulation to consolidate the three cases as In re Peregrine Semiconductor Corporation Shareholder Litigation, Lead Case No. 37-2014-00029171-CU-BT-CTL.
Additional Information and Where to Find It
In connection with the proposed acquisition of Peregrine Semiconductor Corporation (the “Company”), the Company has filed relevant materials with the Securities and Exchange Commission (“SEC”), including the Company’s proxy statement in definitive form (the “Proxy Statement”). The Company filed its Proxy Statement with the SEC on October 16, 2014. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Company’s stockholders may obtain copies of these documents and any other documents filed with the SEC for free at the SEC’s website at www.sec.gov or at Peregrine’s website (http://www.psemi.com) under the tab “Investors”. In addition, these documents may also be obtained from Peregrine free of charge by directing a request to Peregrine, Office of the Secretary, 9380 Carroll Park Drive, San Diego, CA 92121 or (858) 731-9400.
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s Common Stock in respect of the proposed transaction. Security holders may obtain information regarding the Company and its directors and executive officers, including their respective names, affiliations and interests, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013, which was filed with the SEC on February 19, 2014, and its definitive proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 20, 2014. To the extent holdings of the Company securities have changed since the amounts contained in the definitive proxy statement for the 2014 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the Proxy Statement regarding the proposed transaction.
Forward-Looking Statements
Certain statements in this filing may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the words “will,” “expects,” “believes” and words or phrases of similar import. Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include, without limitation, risks or uncertainties associated with: the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings that may be instituted against the Company and others following announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the response of customers, distributors, suppliers and competitors to the announcement of the proposed transaction; and other factors described in the Company’s Annual Report on Form 10-K for the year ended December 28, 2013 filed with the U.S. Securities and Exchange Commission (the “SEC”) and in subsequent reports on Forms 10-Q and 8-K filed with the SEC by the Company. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, forward-looking statements should not be relied upon as predictions of future events or as representing the Company’s views as of any date subsequent to the date hereof. The Company assumes no obligation to update the information in this filing, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEREGRINE SEMICONDUCTOR CORPORATION
Date: November 10, 2014	/s/ Jay Biskupski
Jay Biskupski Chief Financial Officer